PARAMETRIC COMMODITY STRATEGY FUND
Supplement to Prospectus dated May 1, 2024,
as may be supplemented and/or revised from time to time

PARAMETRIC EMERGING MARKETS FUND
PARAMETRIC INTERNATIONAL EQUITY FUND
PARAMETRIC TABS 1-TO-10 YEAR LADDERED MUNICIPAL BOND FUND
PARAMETRIC TABS 5-TO-15 YEAR LADDERED MUNICIPAL BOND FUND
PARAMETRIC TABS INTERMEDIATE-TERM MUNICIPAL BOND FUND
PARAMETRIC TABS SHORT-TERM MUNICIPAL BOND FUND
Supplement to Prospectuses dated June 1, 2024,
as may be supplemented and/or revised from time to time

PARAMETRIC DIVIDEND INCOME FUND
Supplement to Prospectus dated July 1, 2024,
as may be supplemented and/or revised from time to time

The following changes are effective February 1, 2025:

1.	The following replaces the second paragraph under “Class A, Class C and Class R Shares”, as applicable, in “Purchasing Shares”:

The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans (including employer sponsored retirement plans and proprietary fee-based programs sponsored by financial intermediaries) and for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers (as described in the SAI). The Class A minimum initial investment amount is waived for permitted exchanges of shares of a registered closed-end fund operated as an “interval fund” that continuously offers its shares at NAV and that is advised or sponsored by Eaton Vance or its affiliates. The investment adviser, in its sole discretion, may waive a minimum initial investment amount in certain cases.

2.	The following replaces the first two paragraphs under “Class I Shares” in “Purchasing Shares”:

Your initial investment must be at least $1,000,000, except as noted below. Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans. Class I shares may also be available through brokerage platforms of broker-dealer firms that have agreements with a Fund’s principal underwriter to offer Class I shares solely when acting as an agent for the investor. An investor acquiring Class I shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker. Each Fund offers other share classes that have different fees and expenses. Class I shares also are offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance. The investment adviser, in its sole discretion, may waive eligibility requirements in certain cases.

The Class I minimum initial investment is waived for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers (as described in the SAI). The minimum initial investment also is waived for: (i) permitted exchanges, including exchanges of shares of a registered closed-end fund operated as an “interval fund” that continuously offers its shares at NAV and that is advised or sponsored by Eaton Vance or its affiliates; (ii) employer sponsored retirement plans; (iii) corporations, endowments and foundations with assets of at least $100 million; (iv) Class I shares purchased through the brokerage platforms described above; and (v) accounts of clients of financial intermediaries who (a) charge an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform (in each case, as described above). The investment adviser, in its sole discretion, may waive a minimum initial investment amount in certain cases.

3.	The following replaces the first two paragraphs under “Class R6 Shares” in “Purchasing Shares”, if applicable:

Class R6 shares are offered to employer sponsored retirement plans held in plan level or omnibus accounts; endowments; foundations; local, city, and state governmental institutions; corporations; charitable trusts; trust companies; private banks and their affiliates; and insurance companies; investors who purchase shares through asset-based fee programs of certain financial intermediaries that have entered into an agreement with the Fund’s principal underwriter to offer Class R6 shares through such programs; and investment companies. The investment adviser, in its sole discretion, may waive eligibility requirements in certain cases. In order to offer Class R6 shares to investors other than employer sponsored retirement plans, a financial intermediary must enter into a written agreement with the Fund’s principal underwriter to offer such shares.

There is no initial investment minimum for: employer sponsored retirement plans; private banks and their affiliates; investors who purchase shares through asset-based fee programs as described above, provided the aggregate value of such program’s assets under management invested in Eaton Vance funds is at least $5,000,000; and investment companies sponsored by the Eaton Vance organization. For all other eligible investors, the initial investment must be at least $5,000,000. Subsequent investments of any amount may be made at any time. Please call 1-800-260-0761 Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time) for further information. The investment adviser, in its sole discretion, may waive a minimum initial investment amount in certain cases.

4.	The following replaces “CDSC Waivers.” in “Sales Charges”:

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see “Shareholder Account Features”) and in connection with certain redemptions from employer sponsored retirement plans or IRAs to satisfy required minimum distributions or to return excess contributions made to IRAs, if applicable. The CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required). In addition, redemptions of Class A shares by Former Investor Class shareholders are not subject to a CDSC, if applicable. The CDSC on Class A and Class C shares, as applicable, will be waived in connection with sales of Class A and Class C shares for which no commission or transaction fee was paid by the Distributor or Financial Intermediary at the time of purchase of such shares.

January 30, 2025	48584-00 1.30.25